==============================================================================




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                DECEMBER 1, 2003
             ------------------------------------------------------
                Date of report (Date of earliest event reported)




                             VALUEVISION MEDIA, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




       MINNESOTA                    0-20243                  41-1673770
------------------------   -------------------------   -----------------------
(State of Incorporation)   (Commission File Number)       (I.R.S. Employer
                                                         Identification No.)



         6740 SHADY OAK ROAD
       EDEN PRAIRIE, MINNESOTA                            55344-3433
-----------------------------------------       ------------------------------
 (Address of principal executive offices)                 (Zip Code)


                        Telephone Number: (952) 943-6000
       -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


==============================================================================


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ITEM 5.  OTHER EVENTS.

         On December 1, 2003 ValueVision Media, Inc. (the "Registrant") issued a press release announcing the election of William Lansing to the Registrant's Board of Directors and his appointment, effective December 16, 2003, as President and Chief Executive Officer of the Registrant in connection with the resignation of Gene McCaffery from the Registrant's Board of Directors and as President and Chief Executive Officer of the Registrant. A copy of the press release is furnished as Exhibit 99 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibit
             -------

             10.65   Employment Agreement between the Registrant
                     and William J. Lansing dated December 1, 2003.
             10.66   Option Agreement between the Registrant and
                     William J. Lansing dated December 1, 2003.
             10.67   Separation Agreement between the Registrant and
                     Gene McCaffery dated November 25, 2003.
             99      Press Release dated December 1, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 2, 2003             VALUEVISION MEDIA, INC.



                                    By /s/ Nathan E. Fagre
                                      --------------------------------------
                                         Nathan E. Fagre
                                         Senior Vice President,
                                         General Counsel and Secretary

                                  EXHIBIT INDEX

No.             Description                                                                    Manner of Filing
---             -----------                                                                    ----------------
10.65           Employment Agreement between the Registrant and William J. Lansing dated
                     December 1, 2003........................................................  Filed Electronically
10.66           Option Agreement between the Registrant and William J. Lansing dated
                     December 1, 2003........................................................  Filed Electronically
10.67           Separation Agreement between the Registrant and Gene McCaffery dated
                     November 25, 2003.......................................................  Filed Electronically
99              Press Release dated December 1, 2003.........................................  Filed Electronically




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